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                                                                  EXHIBIT 10.3


                       FIFTH AMENDMENT TO CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Fifth Amendment") is made and dated as of the 26th day of May, 2000, by and among QAD INC., a Delaware corporation (the "Borrower"), the Lenders, and BANK ONE, NA, formerly known as The First National Bank of Chicago, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. Pursuant to that certain Credit Agreement dated as of April 19, 1999 by and among the Borrower, the Lenders, and the Agent (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         B. The Borrower has requested that the Agent and the Lenders reduce the dollar commitment of the Lenders under the Credit Agreement and amend the Credit Agreement in certain other respects and the Agent and the Lenders have agreed to do so on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. REDUCTION IN COMMITMENT. The Borrower, the Agent and the Lender hereby agree that effective as of the Effective Date, the Commitment of Bank One, as the sole current Lender under the Credit Agreement, shall be reduced from $25,000,000 to $20,000,000, with the Aggregate Commitment thereby being reduced to $20,000,000.

         2. LIBERALIZATION OF RESTRICTIONS ON ACQUISITIONS. To reflect the agreement of the Agent and the Lenders to liberalize the restrictions on additional acquisitions by the Borrower and its Subsidiaries, Section 6.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "6.14. INVESTMENTS AND ACQUISITIONS. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

                           (i)     Cash Equivalent Investments.

                           (ii) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described on SCHEDULE 6.14(ii).

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                           (iii)   The French Acquisition.

                           (iv) Other Acquisitions consummated from and after May 1, 2000 to and including January 31, 2001 (the "Current Acquisition Period"): (a) for a total consideration which, when taken together with the total consideration for all other Acquisitions by the Borrower and its Subsidiaries during the Current Acquisition Period, would not exceed $5,500,000, and
                  (b) for a total cash consideration, which when taken together with the total cash consideration for all other Acquisitions by the Borrower and its Subsidiaries during the Current Acquisition Period which cash consideration is payable on or before January 31, 2001, would not exceed $3,000,000."

         3. EFFECTIVE DATE. This Fifth Amendment shall be effective, retroactive to the date first above written, upon the date upon which the Agent has received:

                  (a) A copy of this Fifth Amendment, duly executed by all parties hereto; and

                  (b) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Agent may require.

         4. REAFFIRMATIONS. The Borrower hereby affirms and agrees that: (a) the execution and delivery by the Borrower of and the performance of its obligations under this Fifth Amendment shall not in any way impair, invalidate or otherwise affect any of the obligations of the Borrower or the rights of the Agent and the Lenders under the Borrower Security Agreement or any other document, agreement or instrument made or given by the Borrower or any Subsidiary Borrower in connection therewith, (b) the term "Secured Obligations" as used in the Borrower Security Agreement and any Subsidiary Borrower Security Agreement includes, without limitation, the Obligations of the Company under the Credit Agreement as amended to date, including, without limitation, pursuant to this Fifth Amendment, and (c) each of the Borrower Security Agreement and any Subsidiary Borrower Security Agreement remains in full force and effect and continues to constitute a first priority security interest in and lien upon the Collateral.

         5. NO OTHER AMENDMENT. Except as expressly amended herein, the Credit Agreement and other Loan Documents shall remain in full force and effect as currently written.

         6. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and each Lender as follows:

                  (a) The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Fifth Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Fifth Amendment. This Fifth Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

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                  (b)      At and as of the date of execution hereof and at
and as of effective date hereof: (1) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default under the Credit Agreement.

                  (c) Each of the representations and warranties set forth in the Acknowledgment and Agreement attached hereto by each of the Subsidiary Borrowers are accurate and complete in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed as of the day and year first above written.

                         QAD INC., a Delaware corporation


                         By
                            --------------------------------------------------

                         Name
                             -------------------------------------------------

                         Title
                              ------------------------------------------------


                         BANK ONE, NA, formerly known as THE FIRST NATIONAL BANK OF CHICAGO, as the sole Lender and as the Agent


                         By
                            --------------------------------------------------
                            James P. Moore, Senior Vice President



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                          ACKNOWLEDGMENT AND AGREEMENT
                             OF SUBSIDIARY BORROWERS

         Each of the undersigned Subsidiary Borrowers hereby acknowledges and agrees and represents and warrants as follows:

         1. Such Subsidiary Borrower has reviewed and acknowledges the effectiveness of the Fifth Amendment and all previous amendments to the Credit Agreement and related Loan Documents and confirms that the Fifth Amendment constitutes, and each such previous amendment concurrently constituted, a conforming amendment to the Related Facility Agreement to which such Subsidiary Borrower is party and all documents, agreements and instruments made or given by such Subsidiary Borrower in connection therewith. Without limiting the generality of the foregoing, such Subsidiary Borrower acknowledges that the modifications to pricing described in Paragraph 4 of the Fifth Amendment are applicable to the pricing provisions of said Related Facility Agreement.

         2. The execution and delivery by the Borrower and agreement by the Borrower to the terms of the Fifth Amendment and the performance by the Borrower of its obligations under the Fifth Amendment are conclusively binding upon such Subsidiary Borrower and shall not in any way impair, invalidate or otherwise affect any of the obligations of such Subsidiary Borrower or the rights of the Agent and the Lenders under the Subsidiary Borrower Loan Documents to which such Subsidiary Borrower is a party, including, without limitation, under the Related Facility Agreement and the Subsidiary Borrower Security Agreement.

         3. Such Subsidiary Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Acknowledgment and Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Acknowledgment and Agreement. This Acknowledgment and Agreement has been duly executed and delivered on behalf of such Subsidiary Borrower and constitutes the legal, valid and binding obligation of such Subsidiary Borrower, enforceable against such Subsidiary Borrower in accordance with its terms.

         4. At and as of the date of execution hereof and at and as of effective date hereof: (a) the representations and warranties of such Subsidiary Borrower contained in the Related Facility Agreement and the Subsidiary Borrower Security Agreement to which it is party are accurate and complete in all respects, and (b) other than the Event of Default described in Paragraph 1 of the Fifth Amendment, there has not occurred an Event of Default or Potential Default under said Related Facility Agreement.

         5. This Acknowledgment and Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Dated as of April 18, 2000.

                                        QAD AUSTRALIA PTY LIMITED



                                        By:
                                            ------------------------
                                            Barry Anderson, Director


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                                        QAD EUROPE BV



                                        By:
                                            ------------------------
                                            Barry Anderson, Director



                                        QAD EUROPE LIMITED



                                        By:
                                            ------------------------
                                            Barry Anderson, Director